UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019

Medtronic Public Limited Company

(Exact Name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

(Registrant’s telephone number, including area code): +353 1 438 1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
Floating Rate Senior Notes due 2021	MDT/21	New York Stock Exchange
0% Senior Notes due 2021	MDT/21A	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Notes Offering

On July 2, 2019, Medtronic Global Holdings S.C.A. (“Medtronic Luxco”), an indirect wholly owned subsidiary of Medtronic public limited company (“Medtronic plc”) issued €250,000,000 aggregate principal amount of Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”), €750,000,000 aggregate principal amount of 0.00% Senior Notes due 2022 (the “2022 Notes”), €1,000,000,000 aggregate principal amount of 0.25% Senior Notes due 2025 (the “2025 Notes”), €1,000,000,000 aggregate principal amount of 1.00% Senior Notes due 2031 (the “2031 Notes”), €1,000,000,000 aggregate principal amount of 1.50% Senior Notes due 2039 (the “2039 Notes”), and €1,000,000,000 aggregate principal amount of 1.75% Senior Notes due 2049 (the “2049 Notes”, and together with the 2022 Notes, the 2025 Notes, the 2031 Notes and the 2039 Notes, the “Fixed Rate Notes”), in an underwritten offering (the “Offering”) pursuant to a registration statement on Form S-3 (the “Registration Statement”) (File No. 333-215895) filed with the Securities and Exchange Commission (the “Commission”) on February 6, 2017, and a preliminary prospectus supplement and prospectus supplement filed with the Commission related to the offering of the Floating Rate Notes and the Fixed Rate Notes (collectively, the “Notes”). The Floating Rate Notes are further issuances of, fully fungible with, rank equally in right of payment with and form a single series with the €500,000,000 principal amount of Floating Rate Senior Notes due 2021 initially issued by Medtronic Luxco on March 7, 2019. The Notes are fully and unconditionally guaranteed by Medtronic plc and Medtronic, Inc., an indirect wholly owned subsidiary of Medtronic plc (the “Guarantees,” and together with the Notes, the “Securities”).

Medtronic Luxco expects that the net proceeds from the Offering will be approximately €4.9 billion, after deducting the underwriting discount and estimated offering expenses payable by Medtronic Luxco. The net proceeds of the Offering will be used to fund the previously announced tender offers (the “Tender Offers”) for several series of outstanding notes issued by Medtronic, Inc., Medtronic Luxco and Covidien International Finance S.A., a wholly-owned indirect subsidiary of Medtronic plc (collectively with Medtronic, Inc. and Medtronic Luxco, the “Offerors”), and to pay accrued and unpaid interest, premiums, fees and expenses in connection with the Tender Offers. Any remaining net proceeds of the Offering will be used for repayment of other indebtedness and general corporate purposes.

The Company has applied to list each series of Notes on the New York Stock Exchange.

Indenture and Agency Agreement

The Floating Rate Notes were issued under an indenture dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Luxco, Medtronic, Inc., Medtronic plc and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture dated as of March 7, 2019 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Reopening Indenture”), among Medtronic Luxco, Medtronic, Inc., Medtronic plc, the Trustee and Elavon Financial Services DAC, as paying agent (“Elavon”), and are subject to the Agency Agreement, dated as of March 7, 2019, as amended and restated as of July 2, 2019, by and among Medtronic Luxco, the Trustee, and Elavon, as paying agent and calculation agent, and U.S. Bank National Association, as transfer agent and registrar (the “Restated Agency Agreement”). The remaining Notes were issued pursuant to the Base Indenture as supplemented by the Third Supplemental Indenture dated as of July 2, 2019 (the “Third Supplemental Indenture” and together with the Base Indenture, the “New Issue Indenture”), among Medtronic Luxco, Medtronic, Inc., Medtronic plc, the Trustee and Elavon and shall be subject to the Agency Agreement dated as of July 2, 2019 (the “New Issue Agency Agreement”) between the Company and Elavon. The Reopening Indenture and the New Issue Indenture are referred to herein as the “Indentures” and the Restated Agency Agreement and the New Issue Agency Agreement are referred to herein as the “Agency Agreements.”

The Floating Rate Notes will mature on March 7, 2021, the 2022 Notes will mature on December 2, 2022, the 2025 Notes will mature on July 2, 2025, the 2031 Notes will mature on July 2, 2031, the 2039 Notes will mature on July 2, 2039, and the 2049 Notes will mature on July 2, 2049. Interest will be paid on the Floating Rate Notes at a rate equivalent to the three-month EURIBOR plus 0.200% per annum; provided, that the minimum interest rate shall be zero. The 2022 Notes will bear interest at a rate of 0.00% per annum. The 2025 Notes will bear interest at a rate of 0.25% per annum. The 2031 Notes will bear interest at a rate of 1.00% per annum. The 2039 Notes will bear interest at a rate off 1.50% per annum. The 2049 Notes will bear interest at a rate of 1.75% per annum. Interest on the Floating Rate Notes will be paid quarterly in arrears on March 7, June 7, September 7 and December 7 of each year, beginning on September 7, 2019. Interest on the 2022 Notes will be paid annually in arrears on December 2 of each year, beginning on December 2, 2019. Interest on the 2025 Notes, 2031 Notes, 2039 Notes and 2049 Notes will be paid annually in arrears on July 2 of each year, beginning on July 2, 2022.

At any time prior to November 2, 2022, (one month prior to the maturity date of the 2022 Notes), in the case of the 2022 Notes, April 2, 2025, (three months prior to the maturity date of the 2025 Notes), in the case of the 2025 Notes, April 2, 2031 (three months prior to the maturity date of the 2031 Notes), in the case of the 2031 Notes, April 2, 2039 (three months prior to the maturity date of the 2039 Notes), in the case of the 2039 Notes, and January 2, 2049 (six months prior to the maturity date of the 2049 Notes), in the case of the 2049 Notes (each such date, a “par call date”), Medtronic Luxco will have the right, at its option, to redeem any of the 2022, 2025, 2031, 2039, and 2049 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of 100% of the principal amount of the Notes to be redeemed and a specified make-whole redemption price, in either case plus accrued and unpaid interest to, but not including, the date of redemption.

In addition, on and after the applicable par call date of the 2022 Notes, the 2025 Notes, the 2031 Notes, the 2039 Notes and the 2049 Notes, Medtronic Luxco will have the option to redeem the 2022 Notes, the 2025 Notes, the 2031 Notes, the 2039 Notes and the 2049 Notes, respectively, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Notes will be general unsecured senior obligations of Medtronic Luxco and will rank equally in right of payment with all of Medtronic Luxco’s other existing and future unsecured senior indebtedness and will rank senior to any subordinated indebtedness that Medtronic Luxco may incur. The Guarantees will rank equally in right of payment with all of Medtronic plc’s and Medtronic, Inc.’s other existing and future unsecured senior indebtedness and will rank senior to any subordinated indebtedness from time to time outstanding that Medtronic plc or Medtronic, Inc. may incur, and be structurally subordinated to all existing and any future obligations of each of Medtronic plc’s subsidiaries (other than Medtronic Luxco and Medtronic, Inc.).

Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency related defaults, Medtronic Luxco’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

Medtronic plc and its affiliates maintain ordinary banking relationships and credit facilities with the Trustee. In addition, the Trustee is the trustee for certain of Medtronic plc’s affiliates’ other debt securities, and from time to time provides services relating to Medtronic plc’s investment management, stock repurchase and foreign currency hedging programs.

The above description of the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Agency Agreements is qualified in its entirety by reference to the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Agency Agreements. The executed Base Indenture was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Medtronic plc on March 28, 2017. The executed Second Supplemental Indenture was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Medtronic plc on March 7, 2019. The executed Third Supplemental Indenture is filed as Exhibit 4.1 hereto. Each of the foregoing documents is incorporated herein and into the Registration Statement by reference.

Item 7.01.	Regulation FD Disclosure.

On July 2, 2019, Medtronic plc issued a press release announcing the closing of the Offering, the proceeds of which will be used to purchase notes in the Tender Offers. Medtronic plc expects the two transactions will effectively be leverage neutral. While Medtronic plc expects these transactions to result in lower fiscal year 2020 interest expense, slightly offset by increased U.S. tax, the results of the Tender Offers and the associated financial impact of these transactions will not be determinable until July 10, 2019 after market, at the earliest. Given that the Tender Offers are not expected to be completed until late in Medtronic plc’s first fiscal quarter (“Q1 FY20”), Medtronic plc does not anticipate a material impact from these transactions to its Q1 FY20 financial results.

This Current Report on Form 8-K contains forward-looking statements that are not historical in nature. Such forward-looking statements are subject to risks and uncertainties, including the risks related to the acceptance of any tendered Notes, the expiration and settlement of the Tender Offers, the satisfaction of conditions to the Tender Offers, whether the Tender Offers will be consummated in accordance with terms set forth in the Offer to Purchase, dated June 24, 2019, or at all and the timing of any of the foregoing, competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in Medtronic plc’s periodic reports on file with the U.S. Securities and Exchange Commission including the most recent Annual Report on Form 10-K of Medtronic plc, as filed with the U.S. Securities and Exchange Commission.

Item 8.01.	Other Events.

Underwriting Agreement

On June 25, 2019, Medtronic Luxco, Medtronic plc and Medtronic, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters listed therein, for which Barclays Bank PLC, Goldman Sachs & Co. LLC and Merrill Lynch International acted as representatives, to issue and sell the Notes to the underwriters.

Certain of the underwriters party to the Underwriting Agreement and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for Medtronic plc and its affiliates from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for Medtronic plc in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Certain of the underwriters or their respective affiliates have been or are lenders under one or more of Medtronic, Inc.’s and Medtronic Luxco’s credit facilities.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference into the Registration Statement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the Offering, Medtronic plc is filing as Exhibits 5.1, 5.2, 5.3 and 5.4 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01.	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 25, 2019, among Medtronic Global Holdings S.C.A., Medtronic plc and Medtronic, Inc., and Barclays Bank PLC, Goldman Sachs & Co. LLC and Merrill Lynch International, as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated as of July 2, 2019, among Medtronic Global Holdings S.C.A., Medtronic, Inc. and Medtronic plc, Wells Fargo Bank, N.A., as trustee, and Elavon Financial Services DAC, as paying agent (including the forms of the 2022 Notes, the 2025 Notes, the 2031 Notes, the 2039 Notes and the 2049 Notes).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, U.S. counsel to Medtronic plc, Medtronic Global Holdings S.C.A. and Medtronic, Inc.

5.2	Opinion of A&L Goodbody, Irish counsel to Medtronic plc.

5.3	Opinion of DLA Piper, Luxembourg counsel to Medtronic Global Holdings S.C.A.

5.4	Opinion of Thomas L. Osteraas, Principal Legal Counsel, Corporate & Securities of Medtronic, Inc.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2	Consent of A&L Goodbody (included in Exhibit 5.2).

23.3	Consent of DLA Piper (included in Exhibit 5.3).

23.4	Consent of Thomas L. Osteraas, Principal Legal Counsel, Corporate & Securities of Medtronic, Inc. (included in Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Karen L. Parkhill
Date: July 2, 2019		Karen L. Parkhill
Executive Vice President and Chief Financial Officer